                                                                    EXHIBIT 10.1

                              EMPLOYMENT AGREEMENT
                              --------------------

     THIS EMPLOYMENT AGREEMENT made as of April 29, 1997, between UC Television Network Corp., a Delaware corporation (the "Company"), UC Holdings, L.L.C., a Delaware limited liability company ("Holdings") and Jason Elkin ("Executive").

     In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Employment.  The Company shall employ Executive, and Executive accepts
         ----------
employment with the Company, upon the terms and conditions set forth in this Agreement for the period beginning on the date hereof and ending as provided in paragraph 5 hereof (the "Employment Period").

     2.  Position and Duties.
         -------------------

          (a) During the Employment Period, Executive shall serve as the Chairman of the Board of Directors and Chief Executive Officer of the Company and shall have the normal duties, responsibilities and authority of the Chairman of the Board of Directors and Chief Executive Officer, subject to the direction of the Company's board of directors (the "Board"). In connection with such duties, Executive shall maintain an office in Atlanta, Georgia and shall be reimbursed by the Company for all reasonable expenses incurred in maintaining such office. Executive shall not be required by the Company to re-locate his principal office to any location outside of the metropolitan Atlanta, Georgia area during the Employment Period.

          (b) Executive shall report to the Board, and Executive shall devote his full business time, attention and skills to the business and affairs of the Company, except as otherwise approved by the Board. Notwithstanding the foregoing, nothing in this Agreement shall restrict Executive from (i) owning and operating WFXP-TV in Erie, Pennsylvania and (ii) managing his personal portfolio of investments so long as such activities do not materially interfere or compete with the Company's business as presently constituted or as conducted during the Employment Period. If Executive wishes to undertake additional business ventures which may detract from his time at the Company, Executive shall obtain the consent of Avy Stein, who is a member of the Compensation Committee to the Board.

     3.  Reimbursement of Investment Expenses.  The Company shall reimburse
         -------------------------------------
Executive for all reasonable expenses incurred by Executive and not previously reimbursed prior to the date of this Agreement in connection with Holdings investment in the Company up to a maximum amount for such expenses of $50,000. Such reimbursement shall be payable by the Company to Executive in cash within ten (10) days after of the date of this Agreement.

     4.  Base Salary and Benefits.
         ------------------------

          (a) During the Employment Period, Executive's base salary shall be Three Hundred Thousand and No/100 Dollars ($300,000.00) per annum or such higher rate as the Board may designate from time to time (the "Base Salary"), which salary shall be payable semi-monthly in regular installments in accordance with the Company's general payroll practices. The Base Salary shall be increased on an annual basis by at least ten percent (10%) over the Base Salary paid to Executive during the previous year of the Employment Period, to be increased on each anniversary date of this Agreement.

          (b) The Company shall reimburse Executive for all reasonable expenses incurred by him in the course of performing his duties under this Agreement which are consistent with the Company's policies in effect from time to time with respect to travel, entertainment and other business expenses, subject to the Company's requirements with respect to reporting and documentation of such expenses. Company shall also pay the rent with respect to 5784 Lake Forrest Drive, Suite 275, Atlanta, Georgia 30328 and the reasonable operating expenses of such office (including the salary a reasonable staff at such office). In addition, during the Employment Period, the Company shall provide Executive with an automobile allowance of Seven Hundred Fifty and No/100 Dollars ($750.00) per month for the monthly payments, maintenance and operating expenses for any automobile used by Executive.

          (c) In addition to the Base Salary, Executive shall receive an annual bonus in an amount to be determined by the Board of Directors of the Company, based upon the reconsideration of the Compensation Committee.

          (d) In addition to the Base Salary and any Bonus payable to Executive pursuant to this paragraph 4, Executive shall be entitled to participate in all employee benefit plans and programs of the Company for which senior executive officers of the Company are eligible, including, to the extent available or established by the Company, any:

               (i) family health insurance, disability insurance, and dental insurance coverage;

               (ii)  401(k), retirement or similar benefit plans; and

               (iii) stock option plans of the Company; and

               (iv) Executive shall be entitled to such sick leave and vacation as he believes appropriate given his responsibilities and duties.

     5.  Term.
         ----

          (a) The Employment Period shall commence on the date hereof and end on the fourth anniversary of the date of this Agreement (the "Expiration Date"); provided, however, that the Employment Period shall be automatically extended for one year on the Expiration Date and at the end of each subsequent year of the Executive's employment (an "Extension Period"; any such Extension Periods shall be included in the definition of Employment Period) unless at least six
(6) months prior to the Expiration Date or the end of the then current Extension Period, either the Company or the Executive shall give written notice to the other that this Agreement shall not be so extended; and provided further that
                                                        --------
(i) the Employment Period shall terminate prior to such date upon Executive's permanent disability or incapacity (determined as set forth below), resignation or death and (ii) the Employment Period may be terminated by the Company at any time prior to such date for Cause (as defined below) or without Cause. Permanent Disability or incapacity shall occur if Executive misses sixty (60) consecutive days of work and it is determined by an independent physician that such disability or incapacity is permanent.

          (b) If the Employment Period is terminated due to the Executive's death, disability or incapacity, Executive shall be entitled to receive an aggregate amount equal to twice his Base Salary. This amount shall be payable by the Company in equal monthly installments over a period of two years following termination of the Employment Period.

          (c) If the Employment Period is terminated by the Company without Cause, Executive shall be entitled to receive an aggregate amount equal to the lesser of (i) four times his Base Salary and Performance Bonus (regardless of the Company's performance), or (ii) his Base Salary and Performance Bonus (regardless of the Company's performance) payable for the remainder of the Employment Period. This amount shall be payable by the Company in equal monthly installments over a period which is the lesser of (y) four years following termination of the Employment Period or (z) the remainder of the Employment Period, so long as Executive has not breached any of the provisions of Paragraphs 9, 10 or 11 hereof.

          (d) If the Employment Period is terminated by the Company for Cause, upon the Executive's resignation or upon the expiration of the Employment Period after either party has given notice of non-extension pursuant to Paragraph 5(a), Executive shall be entitled to receive his Base Salary through the date of termination and shall not be entitled to any other amounts hereunder.

          (e) All of Executive's rights to fringe benefits hereunder (if any) accruing at any time prior to or after the termination of the Employment Period shall cease upon such termination; provided, however, that if Executive is
                                   --------
terminated by the Company without Cause, the Company shall use its best efforts to maintain such health insurance policies as are then in place with respect to the Executive; provided that such insurance policies can be maintained at a
               --------
reasonable cost to the Company; and provided further, that the Company shall
                                    --------
only maintain such insurance policies until the earlier of (y) the end of the period for which Executive is receiving severance payments pursuant to paragraph 5 hereof and (z) the date Executive accepts other employment and is covered under such employer's health plan. If the Employment Period is terminated due to the Executive's death or disability, the Company shall pay Executive, pursuant to the terms and conditions of paragraph 3(b) of this Agreement, such Performance Bonuses as are then due and payable.

          (f) For purposes of this Agreement, "Cause" shall mean (i) the conviction of a felony or a crime involving moral turpitude or the conviction of any other act involving dishonesty, disloyalty or fraud with respect to the Company or Holdings, (ii) gross negligence or willful misconduct with respect to the Company, or (iii) any other material breach of this Agreement; or (iv) the repeated failure to perform Executive's duties as directed by the Board;

provided, however, that with respect to clause (iii) or (iv) above, if such
--------
failure or breach is capable of cure, such failure or breach, as the case may be, shall not be deemed to constitute Cause unless such failure or breach remains uncured after the expiration of 15 days after notice thereof to Executive.


     6.  Vesting of Executive Securities.
         -------------------------------

          (a) All of the Investor Units will be fully vested as of the date of purchase and shall not be subject to repurchase except as set forth in the LLC Agreement. Except as otherwise provided in paragraph 6(b) below, the Management Units will become vested, if, as of each such date, Executive is employed by the Company, in equal proportions on the two anniversary dates following the date of this Agreement (50% each anniversary date).

          (b) If the Termination Date (as defined below) occurs prior to the date when all Management Units shall become fully vested as provided in paragraph 6(a) above, the cumulative percentage of the Management Units that will become vested will be determined on a pro rata basis according to the number of days elapsed since the prior anniversary date. Upon a Sale of the Company or a Sale of Holdings, all of the Management Units, which have not yet become vested shall become vested at the time of such event. All of the Management Units which have become vested pursuant to this paragraph 6 are referred to herein as "Vested Executive Securities", and all Unvested Management Units are referred to herein as "Unvested Executive Securities."


     7.  Repurchase Option.
         -----------------

          (a) General Repurchase Option.  Upon the occurrence of the Termination
              -------------------------
Date the Unvested Executive Securities (whether held by Executive or one or more of Executive's Permitted Transferees) shall be subject to repurchase by Holdings pursuant to the terms and conditions set forth in this paragraph 7 (the "Repurchase Option"). The date on which Executive ceases to be employed by the Company for any reason, other than termination without cause, is referred to herein as the "Termination Date."

          (b) Termination For Other Than Cause.  Notwithstanding anything herein
              --------------------------------
to the contrary, if Executive is terminated without Cause he shall be entitled to retain all Vested and Unvested Executive Securities and there shall be no right of repurchase.

          (c) Purchase Price. Subject to paragraph 7(g) below, the purchase
              --------------
price for the Unvested Executive Securities on the Termination Date will be the Executive's Original Cost; provided, however, that if Executive ceases to be an employee of the Company for any reason other than due to his termination for Cause or his resignation prior to the fourth anniversary of the date hereof (excluding termination without Cause in which case there is no repurchase option), then the Purchase Price for the Executive Securities shall be the Fair Market Value for such Executive Securities, as of the date of termination.

          (d) Repurchase Option.  Holdings may elect to purchase all of the
              -----------------
Unvested Executive Securities by delivering written notice (the "Holdings Repurchase Notice") to the holder or holders of the Unvested Executive Securities within 90 days after the Termination Date. The Repurchase Notice will set forth the number of Unvested Executive Securities to be acquired from each holder, the aggregate consideration to be paid for such Unvested Executive Securities and the time and place for the closing of the transaction. The number of Unvested Executive Securities to be repurchased by Holdings shall first be satisfied to the extent possible from the Unvested Executive Securities held by Executive at the time of delivery of the Repurchase Notice. If the number of Unvested Executive Securities then held by Executive is less than the total number of Unvested Executive Securities Holdings has elected to purchase, Holdings shall purchase the remaining Unvested Executive Securities elected to be purchased from the other holder(s) of Unvested Executive Securities under this paragraph 7, pro rata according to the number of Unvested Executive Securities held by such other holder(s), respectively, at the time of delivery of the Repurchase Notice (determined as nearly as practicable to the nearest unit or other applicable denomination).

          (e) Closing. Subject to paragraph 7(f) below, the closing of the
              -------
purchase of the Unvested Executive Securities pursuant to the Repurchase Option shall take place on the date designated by Holdings in the Repurchase Notice, which date shall not be more than 60 days nor less than five days after the later of (i) the delivery of such notice(s) or (ii) the Fair Market Valuation Date. Payment for the Unvested Executive Securities to be purchased pursuant to the Repurchase Option shall be made by Holdings in four (4) equal installments, the first installment payable on the closing of such purchase, the second payable four (4) months after the closing, the third payable eight (8) months after the closing and the fourth payable twelve (12) months after the closing, each such payment made by check or wire transfer of funds, at the option of Holdings. Notwithstanding anything to the contrary contained in this Agreement, Holdings may withdraw their Repurchase Notice at any time prior to the closing of a purchase of the Unvested Executive Securities pursuant to the Repurchase Option.

          (f) Termination of Repurchase Option.  The right of Holdings to
              --------------------------------
repurchase Unvested Executive Securities pursuant to this paragraph 7 shall terminate upon the first to occur of (i) the Sale of Holdings, or (ii) the Sale
                   -----------------
of the Company. The Repurchase Option set forth in this paragraph 7 will continue with respect to the Unvested Executive Securities following any transfer thereof other than a transfer to Holdings.

          (g) Repurchase Restrictions.  Notwithstanding anything to the contrary
              -----------------------
contained in this Agreement, all repurchases of Unvested Executive Securities by Holdings shall be subject to applicable restrictions contained in the General Corporate Law of the State of Delaware. If any such restrictions prohibit the repurchase of the Unvested Executive Securities hereunder which Holdings is otherwise entitled or required to make, Holdings may make such repurchases as soon as it is permitted to do so under such restrictions.

          (h) Section 38B Election.  Within 30 days after Executive  purchases
              --------------------
any Executive Securities from Holdings, Executive may make an effective election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code and the regulations promulgated thereunder.

     8.  Definitions.
         -----------

          "Executive Securities" mean: (i) any Investor Units acquired by Executive, (ii) any Management Units acquired by Executive, and (iii) any equity or debt securities issued or issuable directly or indirectly with respect to the Executive Securities referred to in clauses (i) and (ii), above by any of a conversion, split, distribution or dividend or in connection with a combination of securities, recapitalization, merger, consolidation or other reorganization. Executive Securities shall continue to be Executive Securities in the hands of any holder thereof (other than Holdings or any of its members).

          "Fair Market Valuation Date" with respect to any Executive Securities means the date on which its Fair Market Value is finally determined pursuant to the definition of "Fair Market Value."

          "Fair Market Value" of the Executive Securities means the Fair Market Value as shall be determined jointly in good faith by Holdings and Executive;

provided that if Holdings and Executive cannot so agree, then such value shall
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be determined by an independent investment banking firm of national or regional reputation utilizing valuation techniques then commonly used for the valuation of such investment interests, which investment banking firm will be jointly selected by Holdings and Executive in good faith, or if such parties cannot agree on an investment banking firm, then such value shall be determined by an investment banking firm selected by lot from a group of six firms possessing the above described qualifications (three of whom shall be selected by Holdings and three of whom shall be selected by Executive) from which one firm designated as objectionable by each of Holdings and Executive has been eliminated (in either case, the investment banking firm's determination shall be conclusive). The expenses of any such appraisal shall be borne equally by the Holdings and Executive. In determining the Fair Market Value of Executive Securities to be purchased pursuant to the exercise of the Repurchase Option, the parties or the investment bank, as the case may be, shall use the average of the thirty (30) day trading price of Common Stock of the Company. There shall be no discount in value to reflect minority interest, and it shall be assumed for purposes of such determination that there are no restrictions on transfer of any Executive Securities, that a willing buyer exists for purchase of the same and that the Executive is under no compulsion to sell any Executive Securities. References in this definition to Executive shall mean Executive's personal representative if he is deceased or incapacitated.

          "Investor Units" shall have the meaning ascribed to it in the LLC Agreement.

          "LLC Agreement" shall mean the Limited Liability Company Agreement of U-C Holdings, L.L.C. dated April 25, 1997.

          "Management Units" shall have the meaning ascribed to it in the LLC Agreement.

          "Original Cost" of the Executive Securities will be the price per such security paid by Executive pursuant to this Agreement or otherwise (in each case, as proportionately adjusted for all subsequent security splits, security dividends, security distributions and other recapitalizations affecting the Executive Securities).

          "Securities Act" means the Securities Act of 1933, as amended from time to time.

     9.  Confidential Information. The Executive acknowledges that the
         ------------------------
information, observations and data obtained by him while employed by the Company concerning the business or affairs of the Company ("Confidential Information") are the property of the Company. Therefore, Executive agrees that, except in the performance of duties for the Company, he shall not disclose to any unauthorized person or use for his own account any Confidential Information without prior written consent of the Board, except (i) to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of Executive's acts or omissions to act, (ii) as necessary to comply with compulsory legal process, provided that Executive shall
                                                   --------
provide prior notice to the Company regarding such disclosure and the Company, as applicable, shall have the right to contest such disclosure, (iii) as necessary to counsel and other professional advisors retained by the Executive, subject to the attorney/client privilege or a valid and binding non-disclosure agreement between Executive and such professional and (iv) disclosures of information obtained from a third party free of restrictions or disclosure of information in Executive's possession prior to the date hereof which was obtained from a source other than the Company or its predecessors. Executive shall deliver to the Company at the termination of the Employment Period, all memoranda, notes, plans, records, reports, computer tapes and software and other documents and data (and copies thereof) relating to Confidential Information, Work Product or the business of the Company which he may then possess or have under his control.

     10.  Inventions and Patents.  Executive agrees that all ideas, concepts,
          ----------------------
marketing strategies, management techniques, product development, methods, designs, analyses, drawings, reports, and all similar or related information which relates to the Company's actual or anticipated business, research and development or existing or future products or services and which are conceived, developed or made by Executive while employed by the Company ("Work Product") belong to the Company. Executive will promptly disclose such Work Product to the Board and perform all actions reasonably requested by the Board (whether during or after the Employment Period) to establish and confirm such ownership (including, without limitation, assignments, consents, powers of attorney and other instruments).

     11.  Non-Compete, Non-Solicitation.
          -----------------------------

          (a) Executive acknowledges that in the course of his employment with the Company he will become familiar with the Company's trade secrets and with other confidential information concerning the Company and that his services will be of special, unique and extraordinary value to the Company. Therefore, Executive agrees that, during the Employment Period, during any period in which he is receiving payments pursuant to paragraph 5 or for which he has received a lump sum payment pursuant to this Agreement or any subsequent agreement, and, if terminated for Cause or by Executive's resignation before the Expiration Date, for two years after such termination (the "Non-Compete Period"), he shall not directly or indirectly own, manage, control, participate in, consult with, render services for, or in any manner engage in any business competing with the businesses of the Company as such businesses exist or are in process on the date of the termination of Executive's employment, within any geographical area in which the Company engages or plans to engage in such businesses, including without limitation, hold a significant management position with any information or entertainment network which markets to colleges or universities or any direct broadcast satellite operator serving markets where the Company operates (including markets in which, during the Employment Period, the Company has executed or was in the process of negotiating a written agreement to acquire such an operator). Notwithstanding the foregoing, nothing herein shall prohibit Executive from (i) continuing his ownership, management and/or control of any business in which and to the extent which he held such interests prior to the Non-Compete Period, or (ii) being a passive owner of not more than 5% of the outstanding stock of any class of a company which is publicly traded, so long as Executive has no active participation in the management or the business of such company.

          (b) During the Employment Period and for eighteen months thereafter, Executive shall not directly or indirectly through another entity (i) solicit, encourage, interview, entice, discuss with or induce or attempt to induce any employee of the Company to leave the employ of the Company, or in any way interfere with the relationship between the Company and any employee thereof,
(ii) hire any person who was an employee of the Company at any time during the Employment Period or (iii) induce or attempt to induce or attempt to induce any customer, supplier, licensee or other business relation of the Company to cease doing business with the Company, or in any way interfere with the relationship between any such customer, supplier, licensee or business relation and the Company.

     12.  Enforcement.  If, at the time of enforcement of paragraphs 9, 10 or 11
          -----------
of this Agreement, a court holds that the restrictions stated herein are unreasonable under circumstances then existing, the parities hereto agree that the maximum period, scope or geographical area reasonable under such circumstances shall be substituted for the stated period, scope and area. Because Executive's services are unique and because Executive has access to Confidential Information and Work Product, the parties hereto agree that money damages would be an inadequate remedy for any breach of this Agreement. Therefore, in the event a breach or threatened breach of this Agreement, the Company or its successors or assigns may, in addition to other rights and remedies existing in their favor, apply to any court of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce, or prevent any violations of, the provision hereof (without posting a bond or other security).

     13.  Executive Representations.  Executive hereby represents and warrants
          -------------------------
to the Company that (i) the execution, delivery and performance of this Agreement by Executive does not and will not conflict with, breach, violate or cause a default under any contract, agreement, instrument, order, judgment or decree to which Executive is a party or by which he is bound, (ii) Executive is not a party to or bound by any employment agreement, non-compete agreement or confidentiality agreement with any other person or entity, which would prohibit his performance under this Agreement and (iii) upon the execution and delivery of this Agreement by the Company, this Agreement shall be valid and binding obligation of Executive, enforceable in accordance with its terms.

     14.  Survival.  Paragraphs 9, 10, 11, 12 and 13 shall survive and continue
          --------
in full force in accordance with their terms notwithstanding any termination of the Employment Period.

     15.  Notices.  Any notice provided for in this Agreement shall be in
          -------
writing and shall be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by telecopy or reputable overnight courier service (charges prepaid) to the recipient at the address or telecopy number below indicated:

     Notices to Holdings:


                    U-C Holdings, L.L.C.
                    c/o Willis Stein & Partners, L.P.
                    227 W. Monroe Street, Suite 4300
                    Chicago, Illinois  60606
                    Telecopy No.: 312) 42202424
                    Attention: Avy H. Stein

     With a copy to:


                    Kirkland & Ellis
                    200 East Randolph Drive
                    Chicago, Illinois  60601
                    Telecopy No.:(312) 861-2200
                    Attention: Margaret Gibson, Esq.

     Notices to Executive:


                    Jason Elkin
                    5784 Lake Forrest Drive, Suite 275
                    Atlanta, Georgia 30328
                    Telecopy No.: (404) 257-9517

     Notices to Company:


                    UC Television Network Corp.
                    645 Fifth Avenue, East Wing
                    New York, New York  10022
                    Telecopy No.:  (212) 755-5992
                    Attention:  Peter Kauff

     With a copy to:
                    Kirkland & Ellis
                    200 East Randolph Drive
                    Chicago, Illinois  60601
                    Telecopy No.:(312) 861-2200
                    Attention: Margaret Gibson, Esq.

or such other address or telecopy number or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. any notice under this Agreement will be deemed to have been given when so delivered or sent or, if mailed, five days after deposit in the U.S. mail.

     16.  Severability. Whenever possible, each provision of this agreement will
          ------------
be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

     17.  Complete Agreement.  This Agreement and those documents expressly
          ------------------
referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     18.  Counterparts.  This Agreement may be executed in separate
          ------------
counterparts, each of which to be an original and all of which taken together constitute one and the same agreement.

     19.  Successors and Assigns.  This Agreement is intended to bind and inure
          ----------------------
to the benefit of and be enforceable by all parties and their respective heirs, successors and assigns, except that Executive may not assign his rights or delegate his obligations hereunder without the prior written consent of the Company.

     20.  Choice of Law.  This Agreement will be governed by the internal law,
          -------------
and not the laws of conflicts, of the State of Georgia.

     21.  Amendment and Waiver.  The provisions of this Agreement may be amended
          --------------------
or waived with the prior written consent of the Company and Executive, and no course of conduct or failure or delay in enforcing the provisions of this Agreement shall affect the validity binding effect or enforceability of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                 UC TELEVISION NETWORK CORP.

                                 By: /s/ Peter Kauff
                                    ------------------
                                    Peter Kauff,
                                    Chairman of the Board and
                                    Chief Executive Officer


                                 U-C HOLDINGS, L.L.C.

                                 By:  WILLIS STEIN & PARTNERS, L.P.
                                 Its: Managing Member

                                      By:  Willis Stein & Partners, L.L.C.
                                      Its: General Partner

                                      By:   /s/ Avy H. Stein
                                           -------------------
                                            Avy H. Stein
                                      Its:  Manager



                                           /s/ Jason Elkin
                                          ------------------
                                          JASON ELKIN